                         SEWARD & KISSEL
                     One Battery Park Plaza
                       New York, NY  10004

                    Telephone (212) 574-1200
                    Facsimile (212) 480-8421



                                       As of February 9, 1996



Norwest Advantage Funds
Adjustable U.S. Government Reserve Fund
Two Portland Square
Portland, Maine  04101

Norwest Advantage Funds
Stable Income Fund
Two Portland Square
Portland, Maine  04101


          Acquisition of the Assets of Adjustable U.S.
          Government Reserve Fund by Stable Income Fund


Ladies and Gentlemen:

                        I.  Introduction

         We have acted as counsel to Adjustable U.S. Government Reserve Fund ("Transferor Fund") and Stable Income Fund ("Acquiring Fund"), each a portfolio of Norwest Advantage Funds, a business trust organized under the laws of the state of
Delaware (the  "Trust"),  in  connection  with the Reorganization provided for in the Plan of Reorganization and Liquidation adopted by the Board of the Trust (the "Plan") (a copy of the form of which is included as Exhibit A to the Prospectus/Proxy Statement filed as Part A to the Registration Statement of the Trust on Form N-14 relating to the Reorganization (the "Registration Statement")). Pursuant to Section 3(j) of the Plan, the Trust, on behalf of Transferor Fund and Acquiring Fund has requested our opinion as to certain of the federal income tax consequences to Transferor Fund, Acquiring Fund and the shareholders of Transferor Fund in connection with the Reorganization. Each capitalized term not defined herein has the meaning ascribed to that term in the Plan.

                       II.  Relevant Facts

         The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act").

         The Plan and the Reorganization have been approved by the Board. The terms and conditions of the Reorganization are set forth in the Plan. Pursuant to the Plan, Transferor Fund shall transfer to Acquiring Fund at the Closing all of the assets of Transferor Fund to the extent they exist on or after the
Closing. In consideration thereof, at the Closing, Acquiring Fund shall (A) assume and pay, to the extent that they exist on or after the Closing, all liabilities of Transferor Fund (the "Liabilities") and (B) deliver to Transferor Fund the number of full and fractional Acquiring Fund Shares equal to that number of full and fractional Transferor Fund Shares determined pursuant to the exchange ratio described in the Plan. At the Closing, Transferor Fund shall liquidate and distribute (whether actually or constructively) to the holders of record of Transferor Fund Shares as of the Closing a pro rata amount of the Acquiring Fund Shares received by Transferor Fund pursuant to the Plan. Upon completion of the Reorganization, each such former shareholder of Transferor Fund will be the owner of full and fractional Acquiring Fund Shares equal in net asset value as of the Closing to the net asset value of the Transferor Fund Shares such shareholder held prior to the Reorganization.

         The investment objectives, policies, and styles of the Fund are similar, and the Funds invest in many of the same types of securities. The investment objective of Acquiring Fund is to maintain safety of principal while providing low-volatility total return, while Transferor Fund seeks to obtain high current income consistent with minimal principal fluctuation. Acquiring Fund seeks to attain its investment objective by investing primarily in investment grade short-term obligation the Fund invests in a diversified portfolio of fixed and variable rate United States dollar denominated fixed income securities of a broad spectrum of United States and foreign issuers, including United States Government securities and the debt securities of financial institutions and corporations, as well as mortgage-backed and other asset-backed securities. Transferor Fund seeks to attain its investment objective by investing primarily in a portfolio of adjustable rate securities, including adjustable rate mortgage-backed securities that are United States Government Securities.

         Each Fund invests (primarily,  in the case of Transferor
Fund) in securities with maturities (or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years and seeks to maintain an average dollar-weighted portfolio maturity of between two and five years. Further, each Fund limits its investments to those securities that are rated, at the time of purchase, within the three highest long-term or two highest short-term rating categories assigned by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, Inc., or which are unrated and determined by Norwest to be of comparable quality.

         On or before the Closing, it will be represented to us by an executive officer of the Trust that (i) following the Closing, Acquiring Fund will continue to invest its assets in accordance with the description of its investment objectives and policies as set forth in the Prospectus, and (ii) as of the Closing, there will be no plan or intention on the part of management of Acquiring Fund to sell or otherwise dispose of any securities Acquiring Fund receives from Transferor Fund pursuant to the Reorganization, other than in the ordinary course of Acquiring Fund's business.

                          III.  Opinion

         In rendering the opinions set forth below, we have examined drafts of the Registration Statement, the Plan and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively, as to factual matters, upon the statements made in the Registration Statement and, with your approval, upon the following assumptions the correctness of each of which will be verified (or, in the case of items (vii) and (ix), appropriately represented) to us by executive officers of each of Transferor Fund and Acquiring Fund:

              (i)  the  Plan  will   be   duly  approved  by  the
         shareholders of Transferor Fund;

             (ii) Transferor Fund and Acquiring Fund will each qualify as a "regulated investment company" for federal income tax purposes as of the Closing;

            (iii) following the Closing, Acquiring Fund will continue in the same business as it conducted prior to the Closing;

             (iv)  the  shareholders  of   Transferor  Fund  will
         receive no consideration from Acquiring Fund pursuant to the Reorganization other than Acquiring Fund Shares;

              (v) there will be no plan or intention on the part of management of Acquiring Fund to sell or otherwise dispose of any securities Acquiring Fund receives from

         Transferor Fund  pursuant  to  the Reorganization, other
         than  in  the   ordinary   course  of  Acquiring  Fund's
         business;

             (vi) Transferor Fund will not dispose of any of its assets prior to the Closing other than in the ordinary course of Transferor Fund's business;

            (vii) the shareholders of Transferor Fund will pay any expenses incurred by them in connection with the Reorganization;

           (viii) the Liabilities will have been incurred in the ordinary course of business of Transferor Fund or incurred by Transferor Fund solely and directly in connection with the Reorganization;

             (ix)  as of the  Closing  there  will  be no plan or
         intention on the part of shareholders of Transferor Fund to redeem, sell, exchange, transfer by gift, or otherwise dispose of, more than 50 percent of the Acquiring Fund Shares that they receive in the Reorganization;

              (x) as of the Closing there will be no pending or threatened claims or assessments that will have been asserted by or against Transferor Fund (other than those disclosed and reflected in the net asset value of Transferor Fund);

             (xi) as of the Closing there will be no unasserted claims or assessments against Transferor Fund that are probable of assertion;

            (xii)  the Liabilities will not  exceed 20 percent of
         the fair market value  of  the assets of Transferor Fund
         transferred   to   Acquiring   Fund   pursuant   to  the
         Reorganization; and

           (xiii) the Acquiring Fund Shares to be received by the former shareholders of Transferor Fund pursuant to the Plan will constitute more than 50 percent of the Acquiring Fund Shares outstanding immediately following the Reorganization.

         Based upon the foregoing and upon our consideration of the Code, the Treasury Regulations promulgated under the Code, published Revenue Rulings and Revenue Procedures, other published pronouncements of the Internal Revenue Service, the published opinions of the United States Tax Court and other United States federal courts, and such other authorities as we consider relevant, each as they exist as of the date hereof, we are of the opinion that, for federal income tax purposes:

              (i) the Reorganization will constitute a "reorganization" within the meaning of section 368
         (a)(1) of the Code, and, with respect to the Reorganization, Transferor Fund and Acquiring Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (ii) neither Transferor Fund nor Acquiring Fund will recognize any gain or loss upon (a) the transfer of all the assets of Transferor Fund to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities, or (b) the distribution of Acquiring Fund Shares to shareholders of Transferor Fund in exchange for their Transferor Fund Shares;

            (iii) the shareholders of Transferor Fund who receive Acquiring Fund Shares in connection with the Reorganization will not recognize any gain or loss upon the exchange of their shares in Transferor Fund for Acquiring Fund Shares (including any fractional share interests) they receive (or are deemed to receive) in the Reorganization;

             (iv) the aggregate tax basis of the Acquiring Fund Shares received in connection with the Reorganization by each shareholder of Transferor Fund will be the same as the aggregate basis of the Transferor Fund Shares surrendered in exchange therefor;

              (v) the holding period of Acquiring Fund Shares received in connection with the Reorganization by each shareholder of Transferor Fund will include the holding period of the Transferor Fund Shares that are surrendered in exchange therefor, provided that such Transferor Fund Shares constitute capital assets in the hands of the shareholder as of the Closing;

             (vi) the holding period and tax basis of Acquiring Fund in the assets it acquires from Transferor Fund in the Reorganization will be the same as the holding period and basis that Transferor Fund has in such assets immediately prior to the Reorganization; and

            (vii)  following  the  Reorganization,   the  use  by
         Acquiring Fund of capital loss carryovers, if any, attributable to periods preceding the Closing may be subject to limitation under section 383 of the Code as a result of the Reorganization.



                                  Very truly yours,
                                  /s/ SEWARD & KISSEL














































                                6
47180012.AB6

                         SEWARD & KISSEL
                     One Battery Park Plaza
                       New York, NY  10004

                    Telephone (212) 574-1200
                    Facsimile (212) 480-8421



                                       As of February 9, 1996



Norwest Advantage Funds
Income Stock Fund
Two Portland Square
Portland, Maine  04101

Norwest Advantage Funds
Income Equity Fund
Two Portland Square
Portland, Maine  04101


              Acquisition of the Assets of Income
                Stock Fund by Income Equity Fund


Ladies and Gentlemen:

                        I.  Introduction

         We have acted as counsel to Income Stock Fund ("Transferor Fund") and Income Equity Fund ("Acquiring Fund"), each a portfolio of Norwest Advantage Funds, a business trust organized under the laws of the state of Delaware (the "Trust"), in connection with the Reorganization provided for in the Plan of Reorganization and Liquidation adopted by the Board of the Trust (the "Plan") (a copy of the form of which is included as Exhibit A to the Prospectus/Proxy Statement filed as Part A to the Registration Statement of the Trust on Form N-14 relating to the Reorganization (the "Registration Statement")). Pursuant to
Section 3(j) of the Plan, the Trust, on behalf of Transferor Fund and Acquiring Fund, has requested our opinion as to certain of the federal income tax consequences to Transferor Fund, Acquiring Fund and the shareholders of Transferor Fund in connection with the Reorganization. Each capitalized term not defined herein has the meaning ascribed to that term in the Plan.

                       II.  Relevant Facts

         The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act").

         The Plan and the Reorganization have been approved by the Board. The terms and conditions of the Reorganization are set forth in the Plan. Pursuant to the Plan, Transferor Fund shall transfer to Acquiring Fund at the Closing all of the assets of Transferor Fund to the extent they exist on or after the
Closing. In consideration thereof, at the Closing, Acquiring Fund shall (A) assume and pay, to the extent that they exist on or after the Closing, all liabilities of Transferor Fund (the "Liabilities") and (B) deliver to Transferor Fund the number of full and fractional Acquiring Fund Shares equal to that number of full and fractional Transferor Fund Shares determined pursuant to the exchange ratio described in the Plan. At the Closing, Transferor Fund shall liquidate and distribute (whether actually or constructively) to the holders of record of Transferor Fund Shares as of the Closing a pro rata amount of the Acquiring Fund Shares received by Transferor Fund pursuant to the Plan. Upon completion of the Reorganization, each such former shareholder of Transferor Fund will be the owner of full and fractional Acquiring Fund Shares equal in net asset value as of the Closing to the net asset value of the Transferor Fund Shares such shareholder held prior to the Reorganization.

         The investment objectives, policies, and styles of the Fund are substantially similar, and the Funds invest in many of the same types of securities. The investment objective of Acquiring Fund is to provide both long-term capital appreciation in line with that of the overall equity securities markets and above-average dividend income, while Transferor Fund seeks current income and growth of income and, consistent with those objectives, long-term capital growth.

         Acquiring Fund invests primarily in the common stock of large, high-quality domestic companies that have above-average return potential based on current market valuations. Primary emphasis is placed on investing in securities of companies with above-average dividend income. Transferor Fund pursues its investment objective by investing primarily in equity securities of companies that, in the view of Norwest, offer earnings growth potential while paying current dividends. Transferor Fund invests primarily in equity securities of companies that, in the view of Norwest, offer earnings growth potential and also paying current dividends.

         Each Fund may invest  in  common and preferred stock and
securities  convertible  into  common   stock  and  may  purchase

American Depository Receipts, European Depository Receipts and other similar securities of foreign issuers. Transferor Fund may also invest in fixed income securities, including corporate debt obligations, that are rated in one of the three highest rating categories by a nationally recognized statistical rating organization ("NSRO") or, if unrated by any NRSRO, judged by Norwest to be of comparable quality. However, under normal market conditions, Transferor Fund's fixed income positions (not including convertible securities) will not exceed 20 percent of the Fund's total assets. Acquiring Fund has not adopted an investment policy with respect to, and therefore does not currently intend to invest in, fixed income securities (other than convertible securities).

         On or before the Closing, it will be represented to us by an executive officer of the Trust that (i) following the Closing, Acquiring Fund will continue to invest its assets in accordance with the description of its investment objectives and policies as set forth in the Prospectus, and (ii) as of the Closing, there will be no plan or intention on the part of management of Acquiring Fund to sell or otherwise dispose of any securities Acquiring Fund receives from Transferor Fund pursuant to the Reorganization, other than in the ordinary course of Acquiring Fund's business.

                          III.  Opinion

         In rendering the opinions set forth below, we have examined drafts of the Registration Statement, the Plan and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively, as to factual matters, upon the statements made in the Registration Statement and, with your approval, upon the following assumptions the correctness of each of which will be verified (or, in the case of items (vii) and (ix), appropriately represented) to us by executive officers of each of Transferor Fund and Acquiring Fund:

              (i)  the  Plan  will   be   duly  approved  by  the
         shareholders of Transferor Fund;

             (ii) Transferor Fund and Acquiring Fund will each qualify as a "regulated investment company" for federal income tax purposes as of the Closing;

            (iii) following the Closing, Acquiring Fund will continue in the same business as it conducted prior to the Closing;

             (iv)  the  shareholders  of   Transferor  Fund  will
         receive no consideration from Acquiring Fund pursuant to the Reorganization other than Acquiring Fund Shares;

              (v) there will be no plan or intention on the part of management of Acquiring Fund to sell or otherwise dispose of any securities Acquiring Fund receives from Transferor Fund pursuant to the Reorganization, other than in the ordinary course of Acquiring Fund's business;

             (vi) Transferor Fund will not dispose of any of its assets prior to the Closing other than in the ordinary course of Transferor Fund's business;

            (vii) the shareholders of Transferor Fund will pay any expenses incurred by them in connection with the Reorganization;

           (viii) the Liabilities will have been incurred in the ordinary course of business of Transferor Fund or incurred by Transferor Fund solely and directly in connection with the Reorganization;

             (ix)  as of the  Closing  there  will  be no plan or
         intention on the part of shareholders of Transferor Fund to redeem, sell, exchange, transfer by gift, or otherwise dispose of, more than 50 percent of the Acquiring Fund Shares that they receive in the Reorganization;

              (x) as of the Closing there will be no pending or threatened claims or assessments that will have been asserted by or against Transferor Fund (other than those disclosed and reflected in the net asset value of Transferor Fund);

             (xi) as of the Closing there will be no unasserted claims or assessments against Transferor Fund that are probable of assertion;

            (xii)  the Liabilities will not  exceed 20 percent of
         the fair market value  of  the assets of Transferor Fund
         transferred   to   Acquiring   Fund   pursuant   to  the
         Reorganization; and

           (xiii) the Acquiring Fund Shares to be received by the former shareholders of Transferor Fund pursuant to the Plan will constitute more than 50 percent of the Acquiring Fund Shares outstanding immediately following the Reorganization.

         Based upon the foregoing and upon our consideration of the Code, the Treasury Regulations promulgated under the Code, published Revenue Rulings and Revenue Procedures, other published pronouncements of the Internal Revenue Service, the published opinions of the United States Tax Court and other United States federal courts, and such other authorities as we consider relevant, each as they exist as of the date hereof, we are of the opinion that, for federal income tax purposes:

              (i) the Reorganization will constitute a "reorganization" within the meaning of section 368
         (a)(1) of the Code, and, with respect to the Reorganization, Transferor Fund and Acquiring Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (ii) neither Transferor Fund nor Acquiring Fund will recognize any gain or loss upon (a) the transfer of all the assets of Transferor Fund to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities, or (b) the distribution of Acquiring Fund Shares to shareholders of Transferor Fund in exchange for their Transferor Fund Shares;

            (iii) the shareholders of Transferor Fund who receive Acquiring Fund Shares in connection with the Reorganization will not recognize any gain or loss upon the exchange of their shares in Transferor Fund for Acquiring Fund Shares (including any fractional share interests) they receive (or are deemed to receive) in the Reorganization;

             (iv) the aggregate tax basis of the Acquiring Fund Shares received in connection with the Reorganization by each shareholder of Transferor Fund will be the same as the aggregate basis of the Transferor Fund Shares surrendered in exchange therefor;

              (v) the holding period of Acquiring Fund Shares received in connection with the Reorganization by each shareholder of Transferor Fund will include the holding period of the Transferor Fund Shares that are surrendered in exchange therefor, provided that such Transferor Fund Shares constitute capital assets in the hands of the shareholder as of the Closing;

             (vi) the holding period and tax basis of Acquiring Fund in the assets it acquires from Transferor Fund in the Reorganization will be the same as the holding period and basis that Transferor Fund has in such assets immediately prior to the Reorganization; and

            (vii)  following  the  Reorganization,   the  use  by
         Acquiring Fund of capital loss carryovers, if any, attributable to periods preceding the Closing may be subject to limitation under section 383 of the Code as a result of the Reorganization.



                                  Very truly yours,
                                  /s/ SEWARD & KISSEL








































                                6
47180012.AB6

                         SEWARD & KISSEL
                     One Battery Park Plaza
                       New York, NY  10004

                    Telephone (212) 574-1200
                    Facsimile (212) 480-8421



                                       As of February 9, 1996



Norwest Advantage Funds
Government Income Fund
Two Portland Square
Portland, Maine  04101

Norwest Advantage Funds
Intermediate U.S. Government Fund
Two Portland Square
Portland, Maine  04101


            Acquisition of the Assets of Government
        Income Fund by Intermediate U.S. Government Fund


Ladies and Gentlemen:

                        I.  Introduction

         We have acted as counsel to Government Income Fund ("Transferor Fund") and Intermediate U.S. Government Fund ("Acquiring Fund"), each a portfolio of Norwest Advantage Funds, a business trust organized under the laws of the state of
Delaware (the  "Trust"),  in  connection  with the Reorganization provided for in the Plan of Reorganization and Liquidation adopted by the Board of the Trust (the "Plan") (a copy of the form of which is included as Exhibit A to the Prospectus/Proxy Statement filed as Part A to the Registration Statement of the Trust on Form N-14 relating to the Reorganization (the "Registration Statement")). Pursuant to Section 3(j) of the Plan, the Trust, on behalf of Transferor Fund and Acquiring Fund, has requested our opinion as to certain of the federal income tax consequences to Transferor Fund, Acquiring Fund and the shareholders of Transferor Fund in connection with the Reorganization. Each capitalized term not defined herein has the meaning ascribed to that term in the Plan.

                       II.  Relevant Facts

         The Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act").

         The Plan and the Reorganization have been approved by the Board. The terms and conditions of the Reorganization are set forth in the Plan. Pursuant to the Plan, Transferor Fund shall transfer to Acquiring Fund at the Closing all of the assets of Transferor Fund to the extent they exist on or after the
Closing. In consideration thereof, at the Closing, Acquiring Fund shall (A) assume and pay, to the extent that they exist on or after the Closing, all liabilities of Transferor Fund (the "Liabilities") and (B) deliver to Transferor Fund the number of full and fractional Acquiring Fund Shares equal to that number of full and fractional Transferor Fund Shares determined pursuant to the exchange ratio described in the Plan. At the Closing, Transferor Fund shall liquidate and distribute (whether actually or constructively) to the holders of record of Transferor Fund Shares as of the Closing a pro rata amount of the Acquiring Fund Shares received by Transferor Fund pursuant to the Plan. Upon completion of the Reorganization, each such former shareholder of Transferor Fund will be the owner of full and fractional Acquiring Fund Shares equal in net asset value as of the Closing to the net asset value of the Transferor Fund Shares such shareholder held prior to the Reorganization.

         The investment objectives, policies, and styles of the Fund are substantially similar, and the Funds invest in many of the same types of securities. The investment objective of Acquiring Fund is to provide income and safety of principal by investing primarily in United States Government Securities. Transferor Fund seeks maximum income as a primary investment objective and preservation of capital as a secondary investment objective. Each of the Funds pursue their investment objectives primarily by investing in United States Government Securities. Under normal circumstances, each Fund invests at least 65 percent of its assets in United States Government Securities. However, Acquiring Fund may invest up to 35 percent of its assets in fixed income securities that are not United States Government Securities and Transferor Fund may invest up to 20 percent of its assets in mortgage-backed securities that are not United States Government Securities. In addition, Acquiring Fund may not invest more than 25 percent of its total assets in securities issued or guaranteed by any single agency or instrumentality of the United States Government, except the United States Treasury.

         Acquiring Fund invests in mortgage-backed and other asset-backed securities, although the Fund limits these investments to not more than 50 percent and 25 percent, respectively, of its total assets. Transferor Fund seeks to attain its investment objective by investing in United States Government securities, including mortgage-backed securities, and repurchase agreements pertaining to United States Government Securities. Transferor Fund may not invest more than 10 percent of its net assets in asset-backed securities that are backed by a particular type of credit, for instance, credit card receivables.

         Each Fund invests  in  debt  obligations with maturities
(or average life in the case of mortgage-backed and similar securities) ranging from short-term (including overnight) to 12 years, and normally seeks to maintain an average dollar-weighted maturity of between three and seven years. Generally, neither Fund purchases securities that are rated (at the time of purchase) below the three highest rating categories assigned by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc., Standard & Poor's Ratings Services or Fitch Investors Service, Inc. although each Fund may invest in securities which are unrated but determined by the Adviser to be of comparable quality.

         On or before the Closing, it will be represented to us by an executive officer of the Trust that (i) following the Closing, Acquiring Fund will continue to invest its assets in accordance with the description of its investment objectives and policies as set forth in the Prospectus, and (ii) as of the Closing, there will be no plan or intention on the part of management of Acquiring Fund to sell or otherwise dispose of any securities Acquiring Fund receives from Transferor Fund pursuant to the Reorganization, other than in the ordinary course of Acquiring Fund's business.

                          III.  Opinion

         In rendering the opinions set forth below, we have examined drafts of the Registration Statement, the Plan and such other documents and materials as we have deemed relevant. For purposes of rendering our opinions, we have relied exclusively, as to factual matters, upon the statements made in the Registration Statement and, with your approval, upon the following assumptions the correctness of each of which will be verified (or, in the case of items (vii) and (ix), appropriately represented) to us by executive officers of each of Transferor Fund and Acquiring Fund:

              (i)  the  Plan  will   be   duly  approved  by  the
         shareholders of Transferor Fund;

             (ii) Transferor Fund and Acquiring Fund will each qualify as a "regulated investment company" for federal income tax purposes as of the Closing;

            (iii) following the Closing, Acquiring Fund will continue in the same business as it conducted prior to the Closing;

             (iv)  the  shareholders  of   Transferor  Fund  will
         receive no consideration from Acquiring Fund pursuant to the Reorganization other than Acquiring Fund Shares;

              (v) there will be no plan or intention on the part of management of Acquiring Fund to sell or otherwise dispose of any securities Acquiring Fund receives from Transferor Fund pursuant to the Reorganization, other than in the ordinary course of Acquiring Fund's business;

             (vi) Transferor Fund will not dispose of any of its assets prior to the Closing other than in the ordinary course of Transferor Fund's business;

            (vii) the shareholders of Transferor Fund will pay any expenses incurred by them in connection with the Reorganization;

           (viii) the Liabilities will have been incurred in the ordinary course of business of Transferor Fund or incurred by Transferor Fund solely and directly in connection with the Reorganization;

             (ix)  as of the  Closing  there  will  be no plan or
         intention on the part of shareholders of Transferor Fund to redeem, sell, exchange, transfer by gift, or otherwise dispose of, more than 50 percent of the Acquiring Fund Shares that they receive in the Reorganization;

              (x) as of the Closing there will be no pending or threatened claims or assessments that will have been asserted by or against Transferor Fund (other than those disclosed and reflected in the net asset value of Transferor Fund);

             (xi) as of the Closing there will be no unasserted claims or assessments against Transferor Fund that are probable of assertion;

            (xii)  the Liabilities will not  exceed 20 percent of
         the fair market value  of  the assets of Transferor Fund
         transferred   to   Acquiring   Fund   pursuant   to  the
         Reorganization; and

           (xiii) the Acquiring Fund Shares to be received by the former shareholders of Transferor Fund pursuant to the Plan will constitute more than 50 percent of the Acquiring Fund Shares outstanding immediately following the Reorganization.

         Based upon the foregoing and upon our consideration of the Code, the Treasury Regulations promulgated under the Code, published Revenue Rulings and Revenue Procedures, other published pronouncements of the Internal Revenue Service, the published opinions of the United States Tax Court and other United States federal courts, and such other authorities as we consider relevant, each as they exist as of the date hereof, we are of the opinion that, for federal income tax purposes:

              (i) the Reorganization will constitute a "reorganization" within the meaning of section 368
         (a)(1) of the Code, and, with respect to the Reorganization, Transferor Fund and Acquiring Fund will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (ii) neither Transferor Fund nor Acquiring Fund will recognize any gain or loss upon (a) the transfer of all the assets of Transferor Fund to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities, or (b) the distribution of Acquiring Fund Shares to shareholders of Transferor Fund in exchange for their Transferor Fund Shares;

            (iii) the shareholders of Transferor Fund who receive Acquiring Fund Shares in connection with the Reorganization will not recognize any gain or loss upon the exchange of their shares in Transferor Fund for Acquiring Fund Shares (including any fractional share interests) they receive (or are deemed to receive) in the Reorganization;

             (iv) the aggregate tax basis of the Acquiring Fund Shares received in connection with the Reorganization by each shareholder of Transferor Fund will be the same as the aggregate basis of the Transferor Fund Shares surrendered in exchange therefor;

              (v) the holding period of Acquiring Fund Shares received in connection with the Reorganization by each shareholder of Transferor Fund will include the holding period of the Transferor Fund Shares that are surrendered in exchange therefor, provided that such

         Transferor Fund Shares constitute capital assets in the hands of the shareholder as of the Closing;

             (vi) the holding period and tax basis of Acquiring Fund in the assets it acquires from Transferor Fund in the Reorganization will be the same as the holding period and basis that Transferor Fund has in such assets immediately prior to the Reorganization; and

            (vii)  following  the  Reorganization,   the  use  by
         Acquiring Fund of capital loss carryovers, if any, attributable to periods preceding the Closing may be subject to limitation under section 383 of the Code as a result of the Reorganization.



                                  Very truly yours,
                                  /s/ SEWARD & KISSEL


































                                6
47180012.AB6